Exhibit 10.42

AMENDMENT No. 1

to the

NON-EXCLUSIVE LICENSE AGREEMENT

Dated 6 February 2012

Between

LONZA SALES AG

and

FIVE PRIME THERAPEUTICS, INC.

and

BIOWA, INC.

LGL-2015

B15265/IS/KJ/31May13

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

THIS AMENDMENT is made the 6th day of June, 2013

BETWEEN

BIOWA, INC., a Delaware corporation, with a principal place of business at 9420 Athena Circle, La Jolla, California 92037, USA ("BioWa")

AND

LONZA SALES AG incorporated and registered in Switzerland whose registered office is at Muenchensteinerstrasse 38, CH-4002, Basel, Switzerland, ("Lonza")

(together the "Licensor")

AND

FIVE PRIME THERAPEUTICS, INC. of Two Corporate Drive, South San Francisco,
California 94080, USA ("Licensee").

WHEREAS

A.

Licensor and Licensee entered into a Non-Exclusive License Agreement dated 6 February 2012 (hereinafter referred to as the "Agreement") under which Licensor released materials to Licensee for the purposes of the Commercial License (all as therein defined); and

B.	Licensee now wishes to provide certain materials to third parties in connection with Licensee's further use of the Licensed Technology; and
C.	Licensor and Licensee now wish to amend the terms of the Agreement.

NOW THEREFORE in consideration of the mutual promises and covenants contained herein and other good and valuable consideration the sufficiency of which is acknowledged it is hereby agreed by and between the parties to amend the Agreement as follows:

B15265/IS/KJ/31May13

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.	The words and phrases defined in the Agreement shall have the same meanings in this Amendment. In addition, the following term shall have the meaning shown:

"[***]" means [***] of [***].

2.	Subject to clause 3 below, following signature of this Amendment No. 1 to the Agreement by the parties, Licensee shall be permitted to supply to [***] the following materials:
1.	The Vector [***] identified in clause 3.1 (a) of the Agreement and related Licensor Know-How; and
2.	[***] of Potelligent® CHOK1SV from which [***] to be used as a [***].

(together, "the Characterisation Materials")

3.

Licensor hereby consents to Licensee supplying the Characterisation Materials to [***] for the sole purpose of [***] using the Characterisation Materials for [***]; provided that [***] shall not use the Characterisation Materials or cause or permit the Characterisation Materials to be used in any way for human in vivo studies or for commercial purposes including but without limitation the manufacture, use, marketing and sale of any Product or any product containing or derived from a Product.

4.

Licensee shall ensure that [***] use the Characterisation Materials solely as expressly permitted in clause 3 above and for no other purpose whatsoever. Licensee is responsible for the strict adherence to the relevant terms of the Agreement, including this Amendment No. 1 to the Agreement, by [***].

5.

On termination or expiry, whichever occurs earlier, of the Agreement or Licensee's arrangements with [***], Licensee shall ensure that [***] destroys or returns to Licensee the Characterisation Materials supplied by Licensee to [***] under clause 3 above, as well as any materials resulting or derived therefrom.

6.

For the avoidance of doubt, Licensee hereby confirms that neither Licensee nor [***] shall perform any analysis, test, experiment, modification or reverse-engineering on any part of the Licensed Technology.

B15265/IS/KJ/31May13

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

7.	Save as herein provided all other terms and conditions of the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF the parties have caused this Amendment No. 1 to be executed by their respective representatives thereunto duly authorised as of the day and year first above written.

Signed for and on behalf of LONZA SALES AG	/s/ Nadia Zleger /s/ Jaret White Nadia Zleger Legal Counsel TITLE
Signed for and on behalf of LONZA SALES AG	Jaret White Head Development TITLE President and CEO /s/ TITLE
Signed for and on behalf of BIOWA, INC.	/s/ Aron Knickerbocker
Signed for and on behalf of FIVE PRIME THERAPEUTICS, INC.	Aron Knickerbocker Senior VP-Business Development TITLE

B15265/IS/KJ/31May13

[***] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.